TERRITORY OF THE BRITISH VIRGIN ISLANDS
BVI BUSINESS COMPANIES ACT, 2004

CERTIFICATE OF INCORPORATION
(SECTION 7)

The REGISTRAR of CORPORATE AFFAIRS, of the British Virgin Islands HEREBY CERTIFIES, that pursuant to the BVI Business Companies Act, 2004, all the requirements of the Act in respect of incorporation having been complied with,

Green Ecology Co., Ltd.

BVI COMPANY NUMBER: **1701508**

is incorporated in the BRITISH VIRGIN ISLANDS as a BVI BUSINESS COMPANY, this 14th day of March, 2012.

REGISTRAR OF CORPORATE AFFAIRS
FINANCIAL SERVICES COMMISSION
FSC

for **REGISTRAR OF CORPORATE AFFAIRS**
14th day of March, 2012

捷瑞會計師事務所 捷瑞企業管理顧問(股) 台北市大安區復興南路一段 137 號 6 樓之 1
JusRegal CPAs & Consulting Inc. TEL:886-2-2721-8918 FAX:886-2-2721-3098

CERTIFICATE
證明書

To Whom it may Concern:
敬啟者:

This is certify that flowing company had been incorporated under the International Companies Act of the country and is in good legal standing. We further confirm that mainly information of the company as below:
茲證明下列公司已依該國公司法令完成註冊登記並仍合法存在，其主要註冊事項如下：

Registered place 註冊地： **British Virgin Islands**

Company name 公司名稱： **Green Ecology Co., Ltd.**

Certificate of Incorporation Number 公司編號： **1701508**

Date of Incorporation 註冊日：**14th day of March, 2012**

Registered Director(s)董事： **CHENG, LE-FENG**

For and on behalf of
捷瑞會計師事務所
JusRegal Certified Publish Accountants

會計師

Date:5/15/2012

美 商 捷 瑞 國 際 有 限 公 司
JusRegal International Offshore Inc.(U.S.A.)
6F.-1, No.137, Sec. 1, Fuxing S. Rd., Taipei, 106
TEL: 886-2-2721-8918 FAX: 886-2-2721-3098

CERTIFICATE OF INCUMBENCY

Company name: Green Ecology Co., Ltd.
Company number: 1701508
Incorporation date: 14th day of March, 2012

We, JusRegal International Offshore Inc of USA, being the duly appointed registered agent of the company above, here by confirm the following:

1. The company is in good legal standing in the BIV.

2. That as far as can be determined from the documents retained at the Registered Office of us:

   a) The company is authorized to issue a maximum of 50,000 shares of single class each with a par value of USD1,000.00.

   b) The current director of the company is:

Name	Date of Appointment
CHENG, LI-FENG	14th day of March, 2012

   c) The current shareholders of the Company is:

Name	No. and % of Share Held
CHENG, LI-FENG	50,000 100%

For and on behalf of
JusRegal International Offshore Inc.(U.S.A.)

....

Date:5/15/2012